________________________________________________________________________________
                                   FORM 8-A

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

                      PURSUANT TO SECTION 12(b) OR (g) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                  COMMUNICATIONS SYSTEMS INTERNATIONAL, INC.
            (Exact name of registrant as specified in its charter)

        Colorado                                                84-1238018
--------------------------------                          ----------------------
(State or other jurisdiction of incorporation             (I.R.S. Employer
or organization)                                          Identification No.)

8 South Nevada Street, Suite 200
Colorado Springs, Colorado                                        80903
--------------------------------                              ------------
(Address of principal executive offices                        (Zip Code)

        Securities to be registered pursuant to Section 12(b) of the Act:

                                     None


        If this Form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [_]

        If this Form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

        Securities Act registration statement file number to which this form relates: 333-47045

        Securities to be registered pursuant to Section 12(g) of the Act:

                                 Common Stock
                                --------------
                                Title of Class

________________________________________________________________________________

ITEM 1. Description of Registrant's Securities to be Registered.

     The response to this item is incorporated by reference from the Company's Registration Statement on Form S-1 (File No. 333-47045) filed under the Securities Act of 1933.

ITEM 2. Exhibits

     The following exhibits are filed as a part of this registration statement:

     1.  Articles of Incorporation of the Registrant(1)

     2.  Bylaws of the Registrant(1)

     3.  Specimen Stock Certificate(1)

_______________________

     (1) Exhibits 1,2 and 3 are incorporated by reference from Exhibit Nos. 3.1,
3.2 and 4.1, respectively, to the Registrant's Registration Statement on Form S-1 (File No. 333-47045).

                                   SIGNATURE

    Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                      COMMUNICATIONS SYSTEMS INTERNATIONAL, INC.

Date: July 21, 1998                        By: /s/ Patrick A. Scanlon
      -------                                  -------------------------------
                                               Patrick A. Scanlon, President
                                               and Chief Operating Officer

                                      -3-